First Amendment to the Loan Agreement

WISeCoin AG. of General-Guisan-Strasse 6, Zug, CH-6300, Switzerland ("LENDER") and WISeKey Semiconductors SAS of Arteparc Bachasson,Bât A, Rue de la carrière de Bachasson, 13590 Meyreuil, France, corporation ("BORROWER") enter into this First amendment to the Loan Agreement (this “Amendment”) as of November 3rd, 2022 (the “EFFECTIVE DATE”).

Background

On October 1, 2019 the Lender and the Borrower’s previous subsidiary, WISeCoin R&D Lab France SAS, signed a Loan Agreement (the “AGREEMENT”) beginning on October 11, 2019. The Agreement was transferred to the Borrower upon the merger between the Borrower and WISeCoin R&D Lab France SAS.

Both parties now wish to amend the interest charged on the unpaid principal as stated in Section 2.2 with effect from 1st October 2022, being the new rate of interest (“NEW INTEREST”).

NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lender and the Borrower hereby agree as follows:

Terms and Conditions

1. Amendments to Loan Agreement

A. Section 2.1 is amended to read as follows:

2.1 Interest shall accrue on the Loan at a rate of two and a half percent (2.5%) per annum (“Interest Rate”.)

2. General Terms

A. except as amended hereby, all terms and conditions of the Agreement remain in full force and effect.

IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment as of the Effective Date.

Signature in two (2) originals, one (1) one for each party are on the next page:

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WISeKey Semiconductors SAS (formerly Vault-IC SAS) Arteparc Bachasson, Bât A Rue de la carrière de Bachasson 13590 Meyreuil France	WISeCoin AG General-Guisan-Str.6 CH-6300 Zug Switzerland
Signature: /s/ Peter Ward /s/Bernard Vian __________________________________	Signature: /s/ Peter Ward /s/Carlos Moreira ____________________________________
Printed Name: Peter Ward / Bernard Vian ___________________________________	Printed Name: Peter Ward / Carlos Moreira ___________________________________
Title: President / General Manager ___________________________________	Title: CFO / CEO ____________________________________